DELAFIELD SELECT FUND

Supplement dated July 10, 2009, to the Natixis Equity Funds Class A, B and C Prospectus and Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009, as may be revised or supplemented from time to time.

On July 9, 2009, the Board of Trustees (the “Trustees”) of Natixis Funds Trust II (the “Trust”) approved an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) pursuant to which the Delafield Select Fund (the “Delafield Select Fund”), a series of the Trust, will transfer its assets and liabilities to a newly formed “shell” series of The Tocqueville Trust (the “Select Fund”), in exchange for shares of the Select Fund, to be followed immediately by the distribution of the Select Fund shares to the shareholders of the Delafield Select Fund in complete liquidation of the Delafield Select Fund. As a result of the transaction, shareholders of the Delafield Select Fund will become shareholders of the Select Fund by effectively “exchanging” their Delafield Select Fund shares for shares of the Select Fund. In connection with the transaction, the Delafield Select Fund may disclose its portfolio holdings to the Select Fund and the Select Fund’s service providers prior to the date of exchange. The transaction is subject to the approval of the shareholders of the Delafield Select Fund and to the satisfaction of certain other conditions. A special meeting of Delafield Select Fund shareholders (“Special Meeting”) is scheduled to be held on or about September 24, 2009 to consider the approval of the Agreement.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is treated as a tax-free reorganization, Delafield Select Fund shareholders will not recognize gain or loss on the exchange of their Delafield Select Fund shares for shares in Select Fund; they would have the same aggregate tax basis in their Select Fund shares as they had in the Delafield Select Fund shares exchanged therefor; and their holding period in the Select Fund shares they receive would include the holding period of the Delafield Select Fund shares they surrender in the transaction (provided that the shares are held as capital assets). The combined Prospectus and Proxy Statement to be provided to shareholders in connection with the proposed reorganization will contain more detailed information concerning the expected tax consequences and risks of the transaction. Delafield Select Fund shareholders should review that information when it becomes available, and should consult their tax advisers regarding the particular tax consequences to them of the transaction, including possible state and local tax consequences.

The Select Fund is being created to acquire the assets and liabilities of the Delafield Select Fund and will not commence operations and will not have any assets or liabilities prior to the transaction. The Select Fund’s principal investment strategies will be substantially the same as those of the Delafield Select Fund. Tocqueville Asset Management will serve as the investment adviser to the Select Fund; a majority of the Delafield Select Fund’s current portfolio managers are expected to manage the Select Fund’s portfolio as employees of Tocqueville Asset Management. Following the proposed transaction, the shareholders of the Delafield Select Fund will no longer be a part of the Natixis Funds family and will not be eligible to exchange their shares of the Select Fund for shares of another Natixis Fund. The fee and expense structure of the Select Fund are different from those of the Delafield Select Fund and are summarized in Appendix A to this supplement. The Select Fund’s investment strategies, advisory arrangements, portfolio management personnel and fee expense structure may change prior to the transaction from those described herein and in Appendix A.

A notice of the Special Meeting, a combined Prospectus and Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in August to shareholders of the Delafield Select

Fund. If the Agreement is approved by Delafield Select Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around September 25, 2009 (the “Transaction Date”).

Prior to the close of business on the Transaction Date, shareholders of the Delafield Select Fund may redeem fund shares pursuant to the procedures set forth in the Delafield Select Fund’s Prospectuses. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Subject to any restrictions set forth in the applicable prospectus, shareholders may also exchange their shares for shares of the same class of any other Natixis Fund or Loomis Sayles Fund that offers that class of shares, as described under “Fund Services – Exchanging Shares” in the Delafield Select Fund’s Prospectuses. Such an exchange will not result in any sales charge.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Select Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Trustees will receive the combined Prospectus and Proxy Statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

It is anticipated that the Delafield Select Fund’s Prospectuses will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Appendix A

The Select Fund will have a single, no-load share class; in the reorganization, each Delafield Select Fund shareholder would exchange their Class A, Class C or Class Y shares for shares of the Select Fund’s single class with an aggregate net asset value equal to the aggregate net asset value of their Delafield Select Fund shares. The table below compares the annual fund operating fees for Class A, Class C and Class Y shares of the Delafield Select Fund with the proposed annual fund operating expenses for the new share class of the Select Fund. Class Y shareholders should note that Class Y shareholders will be subject to a higher expense ratio as shareholders of the Select Fund than they currently bear as shareholders of the Delafield Select Fund.

	Delafield Select Fund			Select Fund
Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	New Share Class
Management Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	0.25%
Other Expenses	1.48%	1.48%	1.48%	0.35%
Less Fee Reduction or Waiver	1.13%	1.13%	1.13%	N/A
Net Expense Ratio	1.40%	2.15%	1.15%	1.40%

The Select Fund is expected to impose a 2% redemption fee on redemptions of shares held 120 days or less.

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